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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Lowestfare.com, Inc.

             (Exact name of registrant as specified in its charter)

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
              Delaware                                               88-0407016
(State of incorporation or organization)                (I.R.S. Employer Identification No.)

980 Kelly Johnson Drive, Las Vegas, Nevada                             89119
(Address of principal executive offices)                             (ZIP Code)
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [__]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-74514.

Securities to be registered pursuant to Section 12(b) of the Act:

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
                  Title of each class                         Name of each exchange on which
                  to be so registered                         each class is to be registered
                        None                                             None
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
                                (Title of class)
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Item 1.           Description of Registrant's Securities to be Registered

                  The description of the common stock, par value $.01 per share, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No.333-74514), as filed with the Securities and Exchange Commission on March 16, 1999, as amended from time to time (the "Registration Statement"), is hereby incorporated by reference.

Item 2.           Exhibits


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
Exhibit
Number            Description
------            -----------
3.1               Certificate of Incorporation. (Incorporated herein by
                  reference to Exhibit 3.1 to the Registration Statement.)

3.2 Form of First Amended and Restated Certificate of Incorporation, to be filed prior to completion of the offering. (Incorporated herein by reference to Exhibit 3.2 to the Registration Statement.)

3.4 Bylaws. (Incorporated herein by reference to Exhibit 3.4 to the Registration Statement.)

4.1 Specimen common stock certificate. (Incorporated herein by reference to Exhibit 4.1 to the Registration Statement.)
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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: April 27, 1999.                 Lowestfare.com, Inc.

                                       By:  /s/ Kenneth G. Swanton
                                           ------------------------------------
                                           Kenneth G. Swanton,
                                           Chief Executive Officer
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                                INDEX TO EXHIBITS

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
Exhibit
Number            Description
------            -----------
3.1               Certificate of Incorporation. (Incorporated herein by
                  reference to Exhibit 3.1 to the Registration Statement.)

3.2 Form of First Amended and Restated Certificate of Incorporation, to be filed prior to completion of the offering. (Incorporated herein by reference to Exhibit 3.2 to the Registration Statement.)

3.4 Bylaws. (Incorporated herein by reference to Exhibit 3.4 to the Registration Statement.)

4.1 Specimen common stock certificate. (Incorporated herein by reference to Exhibit 4.1 to the Registration Statement.)
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